UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2017

NORWEGIAN CRUISE LINE HOLDINGS LTD.

(Exact name of Registrant as specified in its charter)

Bermuda

(State of Incorporation)

001-35784

(Commission File Number)

98-0691007

(I.R.S. Employer Identification No.)

7665 Corporate Center Drive Miami, Florida	33126
(Address of principal executive offices)	(Zip Code)

(305) 436-4000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 25, 2017, Norwegian Cruise Line Holdings Ltd. (the “Company”) held its annual general meeting of shareholders at the Pullman Miami, 5800 Blue Lagoon Drive, Miami, Florida 33126 (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 13, 2017 (the “Proxy Statement”). There were 211,428,478 ordinary shares present at the Annual Meeting in person or by proxy, which represented 92.78% of the combined voting power of ordinary shares entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of the Company’s ordinary shares were entitled to one vote for each ordinary share held as of the close of business on March 20, 2017.

The shareholders of the Company voted on the following proposals at the Annual Meeting:

1. To elect three directors, each to serve until the 2020 annual general meeting of shareholders and until his successor has been elected and qualified, or until his earlier death, resignation or removal.

2. To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

3. To ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered certified public accounting firm for the year ending December 31, 2017 and the determination of PwC’s remuneration by the Audit Committee of Board of Directors (the “Board”) of the Company.

The voting results for each of these proposals are detailed below.

1. Election of Directors

Nominee	For	Against	Abstain	Broker Non-Votes

David M. Abrams	189,599,844	17,165,071	198,341	4,465,222

John W. Chidsey	206,002,553	761,745	198,958	4,465,222

Russell W. Galbut	206,411,503	346,751	205,002	4,465,222

Each of the three nominees for director was elected to serve until the 2020 annual general meeting of shareholders and until his successor has been elected and qualified, or until his earlier death, resignation or removal.

2. Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes

202,415,933	3,835,946	711,377	4,465,222

The shareholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

3. Ratification of Appointment of Independent Registered Certified Public Accounting Firm

For	Against	Abstain

210,777,601	256,127	394,750

There were no broker non-votes on this proposal.

The shareholders ratified the appointment of PwC as the Company’s independent registered certified public accounting firm for the year ending December 31, 2017 and the determination of PwC’s remuneration by the Audit Committee of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Norwegian Cruise Line Holdings Ltd. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 26th day of May, 2017.

NORWEGIAN CRUISE LINE HOLDINGS LTD.

By:	/s/ Daniel S. Farkas
Daniel S. Farkas Senior Vice President, General Counsel and Assistant Secretary